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                                                                     EXHIBIT 1.1



                              ______________ Shares

                               ODIMO INCORPORATED

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                                  _______ , 2005


CIBC World Markets Corp.
Oppenheimer & Co. Inc.
    as Representatives of the several
   Underwriters named in Schedule I hereto
c/o CIBC World Markets Corp.
     417 5th Avenue, 2nd Floor
     New York, New York  10016

Ladies and Gentlemen:

         Odimo Incorporated, a Delaware corporation (the "COMPANY") and the persons listed on Schedule II hereto (the "SELLING STOCKHOLDERS"), propose, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I to this Agreement (the "UNDERWRITERS"), for whom you are acting as Representatives (the "REPRESENTATIVES"), an aggregate of ________ shares (the "FIRM SHARES") of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"). Of the _____ Firm Shares, _____ are to be issued and sold by the Company and _____ are to be sold by the Selling Stockholders. The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Selling Stockholders propose to grant to the Underwriters an option to purchase on one occasion up to an additional ___________ shares (the "OPTION SHARES") of Common Stock from the Selling Stockholders for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are collectively called the "SHARES."

         The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the published rules and regulations thereunder (the "RULES") adopted by the Securities and Exchange Commission (the "COMMISSION") a Registration Statement (as hereinafter defined) on Form S-1


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(No. 333-117400), including a preliminary prospectus relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to you. The term "PRELIMINARY PROSPECTUS" means any preliminary prospectus included at any time as a part of the Registration Statement or filed with the Commission by the Company pursuant to Rule 424(a) of the Rules. The term "REGISTRATION STATEMENT" as used in this Agreement means the initial registration statement (including all exhibits and financial schedules thereto), as amended at the time and on the date it becomes effective (the "EFFECTIVE DATE"), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the "462(B) REGISTRATION STATEMENT"), then any reference herein to the Registration
Statement shall also be deemed to include such 462(b) Registration Statement.
The term "PROSPECTUS" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules.

         The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company and the Selling Stockholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

         1. SALE, PURCHASE, DELIVERY AND PAYMENT FOR THE SHARES. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

                  (a) The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_____ per share (the "INITIAL PRICE"), the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to Be Purchased from the Company" on Schedule I to this Agreement, subject to adjustment in accordance with Section 9 hereof. The Selling Stockholders agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholders, at the Initial Price, the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to Be Purchased from the Selling Stockholders" on Schedule I to this Agreement, subject to adjustment in accordance with Section 9 hereof.

                  (b) The Selling Stockholders hereby grant to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total



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         number of Option Shares to be purchased by the Underwriters as such
         Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and thereafter within 30 days after the date of this Agreement, upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

                  (c) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of CIBC World Markets Corp., One World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "FIRM SHARES CLOSING DATE"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, and delivery of the certificates, for such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on the date of delivery as specified in the notice from the Representatives to the Company (such time and date of delivery and payment is called the "OPTION SHARES CLOSING DATE"). The Firm Shares Closing Date and the Option Shares Closing Date, if any, are called, individually, a "CLOSING DATE" and, together, the "CLOSING DATES."

                  (d) Payment shall be made to the Company and the Custodian on behalf of the Selling Stockholders by wire transfer of immediately available funds to the accounts specified by the Company and the Custodian against delivery of the Shares to the Representatives for the respective accounts of the Underwriters through the facilities of Depositary Trust Corporation ("DTC"), unless the Representatives otherwise instruct.

                  (e) The Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b) and shall be delivered by or on behalf of the Company to the Representatives through the facilities of DTC for the account of such Underwriter, unless the Representatives otherwise instruct. The Company will cause the certificates representing the Shares to be made available for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).



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         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company
represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any), as follows:

                  (a) On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus is the statements contained in the fourth and tenth paragraphs and the last sentence of the fifteenth paragraph under the caption "Underwriting" in the Prospectus.

                  (b) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or are, to the Company's knowledge, threatened under the Securities Act. Any required filing of the Prospectus and



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         any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

                  (c) The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. The summary and selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Prospectus and other financial information. The pro forma financial information included in the Registration Statement and the Prospectus present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (d) Deloitte & Touche LLP, whose audit reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their audit reports, were independent public accountants as required by the Securities Act and the Rules.

                  (e) The Company and each of its subsidiaries, including each entity (corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company, is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization. The Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a "MATERIAL ADVERSE EFFECT"); and, to the Company's knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company does not own, lease or license any asset or property or conduct any business outside the United States of America.

                  (f) The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "PERMITS"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect,



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         except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each of its subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

                  (g) The Company and each of its subsidiaries owns or possesses legally enforceable rights to use all patents, patent rights, inventions, trademarks, trademark registrations and applications, trade names, service marks, Internet domain names, copyrights, copyright registrations and applications, software, licenses, know-how and other similar rights and proprietary knowledge (collectively, "INTANGIBLES") necessary for the conduct of its business. Neither the Company nor any of its subsidiaries has received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

                  (h) The Company and each of its subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries. All property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries.

                  (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

                  (j) There is no document, contract or other agreement required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or the Rules.



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         Each description of a contract, document or other agreement in the
         Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement and Prospectus or listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or its subsidiary, as the case may be, in accordance with its terms. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor, to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiary, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or its properties or business or a subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

                  (k) The statistical and market related data included in the Registration Statement are based on or derived from sources that the Company believes to be reliable and accurate.

                  (l) Neither the Company nor any of its subsidiaries is in violation of any term or provision of its certificate of incorporation or bylaws. Neither the Company nor any of its subsidiaries is in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

                  (m) This Agreement has been duly authorized, executed and delivered by the Company.

                  (n) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares): will (i) violate any provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries, or (ii) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries,



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         except for such consents or waivers which have already been obtained and are in full force and effect.

                  (o) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its subsidiaries or any such rights pursuant to its certificate of incorporation or bylaws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. All outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Prospectus.

                  (p) No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 180 days after the date of this Agreement. Each director and executive officer of the Company and each stockholder of the Company listed on Schedule III has delivered to the Representatives his or her written lock-up agreement in the form attached to this Agreement as Exhibit A hereto ("LOCK-UP AGREEMENT").

                  (q) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  (r) There is not pending or, to the knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which the Company is a party, or to which its properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the



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         Company could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Shares to be sold hereunder or the application of the proceeds therefrom or the other transactions described in the Registration Statement.

                  (s) Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the Company's knowledge, is any such dispute threatened, which dispute could have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which could have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers which, if adversely determined, could reasonably be expected to have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.

                  (t) No transaction has occurred between or among the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is required to be described in and is not described in the Registration Statement and the Prospectus.

                  (u) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

                  (v) The Company and each of its subsidiaries has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor, to the knowledge of the Company, are there any material proposed additional tax assessments against the Company or any of its subsidiaries.

                  (w) The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System, subject to official notice of issuance. A registration statement on Form 8-A has been filed pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects with the Exchange Act.

                  (x) The Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the quotation of the Common Stock on the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or quotation.

                  (y) The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability,
         (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (z) The Company is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions. There has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans.

                  (aa) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) which (i) are designed to ensure that material information relating to the Company is made known to the Company's principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, and (ii) are effective in all material respects to perform the functions for which they were established.

                  (bb) The Company is not aware of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

                  (cc) Except as described in the Prospectus, there are no material off-balance sheet transactions (as defined in Regulation S-K
         Item 303(a)(4)(ii)), arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

                  (dd) The Company's board of directors has validly appointed an audit committee whose composition satisfies the requirements of Rule 4350(d)(2) of the Rules of the National Association of Securities Dealers, Inc. (the "NASD RULES") and the board of directors or the audit committee has adopted a charter that satisfies the requirements of Rule 4350(d)(1) of the NASD Rules.

                  (ee) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company's or its subsidiaries' respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

                  (ff) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                  (gg) There are no affiliations with the NASD among the Company's officers, directors or, to the Company's knowledge, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives.

                  (hh) (i) The Company and each of its subsidiaries are in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("ENVIRONMENTAL LAW") which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws;
         (iii) the Company and each of its subsidiaries have received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and are in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company's knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) ("CERCLA") or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the CERCLA.

                  (ii) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities could not, singly or in the aggregate, have a Material Adverse Effect.

                  (jj) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

                  (kk) The Company or any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its subsidiaries, has not, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                  (ll) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the "MONEY LAUNDERING LAWS") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it subsidiaries with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

                  (mm) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC.

                  (nn) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

                  (oo) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No "Reportable Event" (as defined in ERISA) has occurred with respect to any "Pension Plan" (as defined in ERISA) for which the Company could be reasonably likely to have any liability.

                  (pp) Each of the Company, its directors and officers has not distributed and will not distribute prior to the later of (i) the Firm Shares Closing Date, or the Option Shares Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act.

                  (qq) (i) "PRIVACY STATEMENTS" means, collectively, any and all of the Company's privacy statements and policies published on the Company's websites or products or otherwise made available by the Company regarding the collection, retention, use, and distribution of the personal information of individuals, including, without limitation, from visitors or users of any of the Company's websites or products ("INDIVIDUALS").

                           (ii) The Company: (x) complies with the Privacy
                  Statements as applicable to any given set of personal information collected by the Company from Individuals; (y) complies in all material respects with all applicable United States and foreign laws and regulations regarding the collection, retention, use, transfer, or disclosure of personal information; and (z) takes reasonable measures to protect and maintain the confidential nature of the personal information provided to the Company by Individuals, in accordance with the terms of the applicable Privacy Statements.

                           (iii) To the Company's knowledge, no claims or
                  controversies have arisen regarding the Privacy Statements or the implementation thereof.

                  (rr) The Company's email direct marketing activities have not violated, in any material respect, the CAN-SPAM Act or any other federal or state law or regulation applicable to electronic direct marketing.

                  (ss) The following is a complete list of all entities in which the Company owns any equity or limited liability company interest:
         Ashford.com, Inc., a Delaware corporation; Diamond.com, Inc., a Delaware corporation; Worldofwatches.com, Inc., a Delaware corporation; Millennium International Jewelers, Inc., a Delaware corporation; 1-888-Watches, LLC, a Florida limited liability company; D.I.A. Marketing, Inc., a Florida corporation; and World of Watches, LLC, an Iowa limited liability company.

         3. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each of the Selling Stockholders hereby represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of the Option Shares Closing Date (if any) as follows:

                  (a) The Selling Stockholder has caused certificates for the number of Shares to be sold by such Selling Stockholder hereunder to be delivered to Berman Rennert Vogel & Mandler, P.A. (the "CUSTODIAN"), endorsed in blank or with blank stock powers duly executed, with a signature appropriately guaranteed, such certificates to be held in custody by the Custodian for delivery, pursuant to the provisions of this Agreement and an agreement dated _______, 2005 among the Custodian and the Selling Stockholder substantially in the form attached hereto as Exhibit B (the "CUSTODY AGREEMENT").

                  (b) The Selling Stockholder has granted an irrevocable power of attorney substantially in the form attached hereto as Exhibit C (the "POWER OF ATTORNEY") to the person named therein, on behalf of the Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by each Selling Stockholder pursuant hereto.

                  (c) This Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement have each been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and legally binding agreement of each Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms.

                  (d) The execution and delivery by the Selling Stockholder of this Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement, and the performance by the Selling Stockholder of its obligations thereunder, including the sale and delivery of the Shares to be sold by the Selling Stockholder and the consummation of the transactions contemplated herein and compliance by the Selling Stockholder with its obligations hereunder, do not and will not, whether with or without the giving of notice or the passage of time or both, (i) violate or contravene any provision of the charter or bylaws or other organizational instrument of the Selling Stockholder, if applicable, or any applicable law, statute, regulation, or filing or any agreement or other instrument binding upon the Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder, (ii) conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the shares to be sold by the Selling Stockholder or any property or assets of the Selling Stockholder pursuant to the terms of any agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound or to which any of the property or assets of the Selling Stockholder is subject, or (iii) require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it, except such as may be required by the Blue Sky laws of the various states in connection with the offer and sale of the Shares which have been or will be effected in accordance with this Agreement.

                  (e) The Selling Stockholder has, and on the Firm Shares Closing Date and the Option Shares Closing Date, if applicable, will have, valid and marketable title to the Shares to be sold by the Selling Stockholder free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, except as otherwise described in the Registration Statement and Prospectus.

                  (f) The Selling Stockholder has, and on the Firm Shares Closing Date and the Option Shares Closing Date, if applicable, will have, full legal right, power and authority, and any approval required by law, to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder in the manner provided by this Agreement.

                  (g) Upon delivery of and payment for the Shares to be sold by the Selling Stockholder pursuant to this Agreement, assuming each Underwriter has no notice of any adverse claim, the several Underwriters will receive valid and marketable title to such Shares free and clear of any lien, claim, mortgage, pledge, security interest or other encumbrance.

                  (h) All information relating to the Selling Stockholder furnished in writing by the Selling Stockholder expressly for use in the Registration Statement and Prospectus is, and on each Closing Date will be, true, correct, and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

                  (i) The Selling Stockholder has reviewed the Registration Statement and Prospectus and, although the Selling Stockholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of the Selling Stockholder that would lead the Selling Stockholder to believe that (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements made therein not misleading or (ii) on the Effective Date, the Prospectus contained, or, on any Closing Date, contains, any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, misleading.

                  (j) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (k) The Selling Stockholder has no actual knowledge that any representation or warranty of the Company set forth in Section 2 above is untrue or inaccurate in any material respect.

                  (l) The representations and warranties of the Selling Stockholder in the Custody Agreement are, and on each Closing Date will be, true and correct.

         4. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                  (a) Notification that the Registration Statement has become effective shall have been received by the Representatives and the Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement.

                  (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representatives. If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A. If the Company has elected to rely upon Rule 434, a term sheet shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period.

                  (c) The representations and warranties of the Company and the Selling Stockholders contained in this Agreement and in the certificates delivered pursuant to Section 4(e) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company and the Selling Stockholders shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

                  (d) On or prior to the Firm Shares Closing Date, the Board of Directors and stockholders of the Company shall have approved and adopted an amended and restated certificate of incorporation and amended and restated bylaws in the forms filed with the Commission as exhibits 3.01 and 3.02 to the Registration Statement, respectively, and such amended and restated certificate of incorporation shall have been filed with the Secretary of State of the State of Delaware, and become effective.

                  (e) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) they have carefully examined the Registration Statement and the Prospectus and, to their knowledge, (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date, no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

                  (f) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of each Selling Stockholder, to the effect that: (i) the representations, warranties and agreements of such Selling Stockholder in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) such Selling Stockholder has performed all covenants and agreements and satisfied all conditions contained herein; and (iii) such Selling Stockholder has carefully examined the Registration Statement and the Prospectus and, in the opinion of such Selling Stockholder, (A) with respect to the information relating to such Selling Stockholder, as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred with respect to such Selling Stockholder which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus.

                  (g) The Representatives shall have received, at the time this Agreement is executed and on each Closing Date a signed letter from Deloitte & Touche LLP addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representatives containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                  (h) The Representatives shall have received on each Closing Date from Berman, Rennert, Vogel & Mandler, P.A., counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                           (i) Each of the Company and its subsidiaries has been
                  duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties or the nature of its business makes such qualification necessary, except where the failure to so qualify or to be in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

                           (ii) Each of the Company and its subsidiaries has all
                  requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement and the Prospectus and, with respect to the Company, to enter into and perform its obligations under this Agreement and to issue and sell the Shares.

                           (iii) The authorized, issued and outstanding capital
                  stock of the Company is as set forth in the Registration Statement and the Prospectus under the caption "Capitalization" as of the dates stated therein and, since such dates, there has been no change in the capital stock of the Company except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable, and no holder of the Shares is or will be subject to personal liability by reason of being such a holder. The issuance and sale of the Shares by the Company is not subject to any preemptive or other similar rights of any security holder of the Company. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company's certificate of incorporation or bylaws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound. The sale of the Shares by the Selling Stockholders is not subject to any preemptive or other similar rights of any security holders of the company. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock, the Shares and the Preferred Stock conform in all material respects to the descriptions thereof contained in the Registration

                  Statement and the Prospectus. The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the certificate of incorporation or Bylaws of the Company and the requirements of the Nasdaq National Market. To the best of such counsel's knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

                           (iv) All necessary corporate action has been duly and
                  validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company.

                           (v) Neither the execution, delivery and performance
                  of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) nor the execution, delivery or performance of any other agreement or instrument entered into or to be entered into by the Company in connection with the transactions contemplated by the Registration Statement and the Prospectus will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to the terms of, any indenture, mortgage, deed trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any subsidiary is a party or by which either the Company or any subsidiary or any of its assets or properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, domestic or foreign, of which such counsel is aware or violate any provision of the charter or bylaws of the Company or any subsidiary.

                           (vi) No consent, approval, authorization, license,
                  registration, qualification or order of any court or governmental agency or regulatory body is required for the due authorization, execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                           (vii) To the best of such counsel's knowledge, there
                  is no action, suit, proceeding or other investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which is required to be disclosed in the Registration

                  Statement and the Prospectus and is not so disclosed or which could reasonably be expected to have a Material Adverse Effect.

                           (viii) The statements in the Prospectus under the
                  captions "Description of Capital Stock" and "Certain Relationships and Related Transactions," and in the Registration Statement under Item 15 of Part II, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information with respect to such documents and matters. Accurate copies of all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

                           (ix) (A) Each of the Company and its subsidiaries is
                  in compliance in all material respects with all applicable Environmental Laws; (B) none of the Company or its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under any Environmental Law; (C) each of the Company and its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, except where such failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or other approvals would not, singly or in the aggregate, have a Material Adverse Effect; and (D) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the CERCLA, or otherwise designated as a contaminated site under applicable state or local law.

                           (x) The Registration Statement, all Preliminary
                  Prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

                           (xi) The Registration Statement is effective under
                  the Securities Act, and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                           (xii) The Shares have been approved for listing on
                  the Nasdaq National Market.

                           (xiii) The capital stock of the Company conforms in
                  all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock."

                           (xiv) The Company is not an "investment company" or
                  an entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of Florida, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective or as of such Closing Date (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) as of its date and as of such Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (i) The Representatives shall have received on each Closing Date from Akerman Senterfitt, special counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                           (i) Each of the Company and its subsidiaries has been
                  duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties or the nature of its business makes such qualification necessary, except where the failure to so qualify or to be in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

                           (ii) Each of the Company and its subsidiaries has all
                  requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement and the Prospectus and, with respect to the Company, to enter into and perform its obligations under this Agreement and to issue and sell the Shares.

                           (iii) The authorized, issued and outstanding capital
                  stock of the Company is as set forth in the Registration Statement and the Prospectus under the caption "Capitalization" as of the dates stated therein and, since such dates, there has been no change in the capital stock of the Company except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus; to such counsel's knowledge, all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable, and no holder of the Shares is or will be subject to personal liability by reason of being such a holder. The issuance and sale of the Shares by the Company is not subject to any preemptive or other similar rights of any security holder of the Company. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company's certificate of incorporation or bylaws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound. The sale of the Shares by the Selling Stockholders is not subject to any preemptive or other similar rights of any security holders of the company. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock, the Shares and the Preferred Stock conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the certificate of incorporation or Bylaws of the Company and the requirements of the Nasdaq National Market. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

                           (iv) All necessary corporate action has been duly and
                  validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company.

                           (v) Neither the execution, delivery and performance
                  of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) nor the execution, delivery or performance of any other agreement or instrument entered into or to be entered into by the Company in connection with the transactions contemplated by the Registration Statement and the Prospectus will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to the terms of, any indenture, mortgage, deed trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any subsidiary is a party or by which either the Company or any subsidiary or any of its assets or properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, domestic or foreign, of which such counsel is aware or violate any provision of the charter or bylaws of the Company or any subsidiary.

                           (vi) No consent, approval, authorization, license,
                  registration, qualification or order of any court or governmental agency or regulatory body is required for the due authorization, execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                           (vii) To such counsel's knowledge, there is no
                  action, suit, proceeding or other investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which is required to be disclosed in the Registration Statement and the Prospectus and is not so disclosed or which could reasonably be expected to have a Material Adverse Effect.

                           (viii) The statements in the Prospectus under the
                  captions "Description of Capital Stock" and "Certain Relationships and Related Transactions" and in the Registration Statement under Item 15 of Part II, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information with respect to such documents and matters. Accurate copies of all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

                           (ix) To such counsel's knowledge, (A) each of the
                  Company and its subsidiaries is in compliance in all material respects with all applicable Environmental Laws; (B) none of the Company or its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under any Environmental Law; (C) each of the Company and its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, except where such failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or other approvals would not, singly or in the aggregate, have a Material Adverse Effect; and (D) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the CERCLA, or otherwise designated as a contaminated site under applicable state or local law.

                           (x) The Registration Statement, all Preliminary
                  Prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

                           (xi) The Registration Statement is effective under
                  the Securities Act, and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                           (xii) The Shares have been approved for listing on
                  the Nasdaq National Market.

                           (xiii) The capital stock of the Company conforms in
                  all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock."

                           (xiv) The Company is not an "investment company" or
                  an entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of Florida, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective or as of such Closing Date (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) as of its date and as of such Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (j) The Representatives shall have received on each Closing Date from Oblon, Spivak, McClelland, Maier & Neustadt, PC, special trademark counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                           (i) The methods by which the Company and its
                  subsidiaries purchase and sell merchandise do not violate U.S. Trademark Law, 15 U.S.C.ss.1051 et. seq., and do not violate the rights of third parties.

                           (ii) The statements in the Prospectus under the
                  caption "Business--Intellectual Property," insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information with respect to such documents and matters.

                  (k) The Representatives shall have received on each Closing Date from counsel for the Company reasonably acceptable to the Representatives, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that the Company's possession, advertising and sale of watches that have had their serial numbers removed does not violate the laws of the States of California, Florida, Illinois, New Jersey, New York or Texas.

                  (l) The Representatives shall have received on each Closing Date from counsel for the Company reasonably acceptable to the Representatives, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that the statements in the Prospectus under the caption "Business--Government Regulation--Decoded Watches," insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information with respect to such documents and matters.

                  (m) The Representatives shall have received on each Closing Date from special counsel for each of the Selling Stockholders that is acceptable to the Representatives an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                           (i) This Agreement has been duly authorized, executed
                  and delivered by or on behalf of each Selling Stockholder.

                           (ii) Each of the Custody Agreement, the Power of
                  Attorney and the Lock-Up Agreement has been duly authorized, executed and delivered by each Selling Stockholder.

                           (iii) This Agreement, the Custody Agreement, the
                  Power of Attorney and the Lock-Up Agreement each constitute the legal, valid and binding obligation of each Selling Stockholder enforceable against each Selling Stockholder in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                           (iv) To such counsel's knowledge, each Selling
                  Stockholder that is an individual has the legal right, power and authority to enter into this Agreement and to sell, transfer and deliver in the manner provided in this Agreement, the Shares to be sold by such Selling Stockholder hereunder.

                           (v) Each Selling Stockholder that is a corporation or
                  other entity has the legal right, power and authority to enter into this Agreement and to sell, transfer and deliver in the manner provided in this Agreement, the Shares to be sold by such Selling Stockholder hereunder.

                           (vi) The execution, delivery and performance of this
                  Agreement, the Power of Attorney, the Custody Agreement and the Lock-Up Agreement and the sale and delivery by each Selling Stockholder of the Shares to be sold by such Selling Stockholder as contemplated by this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement and the Prospectus and compliance by such Selling Stockholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares or any property or assets of such Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder may be subject nor will such action result in any violation of the provisions of the charter or bylaws of such Selling Stockholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Selling Stockholder or any of its properties.

                           (vii) To such counsel's knowledge, each Selling
                  Stockholder has valid and marketable title to the Shares to be sold by such Selling Stockholder pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Shares pursuant to this Agreement. By delivery of a certificate or certificates therefor, each Selling Stockholder will transfer to the Underwriters who have purchased such Shares pursuant to this Agreement (without notice of any defect in the title of such Selling Stockholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) valid and marketable title to such Shares, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                           (viii) No filing with, consent, approval,
                  authorization, license, certificate, permit or order of any court, governmental or regulatory agency, authority or body or financial institution is required in connection with the performance of this Agreement, the Custody Agreement, the Power of Attorney or the Lock-Up Agreement by each Selling Stockholder or the consummation of the transactions contemplated hereby or thereby, including the delivery and sale of the Shares to be delivered and sold by each Selling Stockholder, except such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                  To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of the Selling Stockholders and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of Florida and the General Corporation Law of the State of Delaware or the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed. While such counsel has not undertaken to independently verify and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof and the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (n) The Representatives shall have received on each Closing Date from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Representatives, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                           (i) The Shares have been duly authorized by the
                  Company and, when delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable and, to such counsel's knowledge, will be free and clear of any preemptive rights or any similar rights arising under the Delaware General Corporate Law, the Company's certificate of incorporation or bylaws or any Applicable Contract (as defined in such opinion), except such as have been validly waived.

                           (ii) This Agreement has been duly authorized,
                  executed and delivered by the Company.

                           (iii) The statements in the Prospectus under the
                  caption "Description of Capital Stock," insofar as such statements purport to summarize certain provisions of the documents referred to therein, fairly summarize such provisions in all material respects.

                           (iv) The statements in the Prospectus under the
                  caption "Underwriting," insofar as such statements purport to summarize certain provisions of this Agreement, fairly summarize such provisions in all material respects.

                           (v) Such counsel has been orally advised by the
                  Commission that the Registration Statement was declared effective under the Securities Act, and such counsel has been orally advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                  To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives.

                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company and representatives of the Representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed. Although such counsel does not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and has made no independent check or verification thereof, on the basis of the foregoing, (i) the Registration Statement, at the time it became effective, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that in each case such counsel does not express any view as to the financial statements, schedules and other financial information included therein or excluded therefrom or the exhibits to the Registration Statement and (ii) no facts have come to such counsel's attention that have caused such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case such counsel does not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement).

                  (o) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel.

                  (p) The Representatives shall have received copies of the Lock-Up Agreements executed by each director of the Company, each officer of the Company and each other entity or person listed on
         Schedule III hereto.

                  (q) The Shares shall have been approved for quotation on the Nasdaq National Market, subject only to official notice of issuance.

                  (r) The Company and each Selling Stockholder shall have furnished or caused to be furnished to the Representatives such further certificates, documents or opinions as the Representatives shall have reasonably requested.

         5. COVENANTS OF THE COMPANY.

                  (a) The Company covenants and agrees as follows:

                           (i) The Company will use its best efforts to cause
                  the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules.

                           (ii) The Company shall promptly advise the
                  Representatives in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for their review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (iii) If, at any time when a prospectus relating to
                  the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 5(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                           (iv) The Company shall make generally available to
                  its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                           (v) The Company shall furnish to the Representatives
                  and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. If applicable, the copies of the Registration Statement and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Copies of the Prospectus, in such quantities as the Representatives may reasonably request, shall be furnished to the Representatives in New York City, without charge, prior to 10:00 a.m., New York City time on the second business day following the execution and delivery of this Agreement.

                           (vi) The Company shall cooperate with the
                  Representatives and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                           (vii) The Company, during the period when the
                  Prospectus is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

                           (viii) Without the prior written consent of CIBC
                  World Markets Corp., for a period of 180 days after the date of this Agreement, neither the

                  Company nor any of its individual directors or executive officers shall issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company's existing stock option plan or bonus plan as described in the Registration Statement and the Prospectus. In the event that during this period, (A) any shares are issued pursuant to the Company's existing stock option plan or bonus plan that are exercisable during such 180 day period or (B) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 180 period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 180 days after the date of this Agreement, such person will not, without the prior written consent of CIBC World Markets Corp., offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person.

                           (ix) On or before completion of this offering, the
                  Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

                           (x) Prior to the Closing Date, the Company will issue
                  no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Representatives unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

                           (xi) The Company will apply the net proceeds from the
                  offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

                  (b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 5(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) inclusion of the Shares for quotation on the Nasdaq National Market; and (vii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters.

                  (c) The Selling Stockholders, jointly and severally, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Shares to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and
         (ii) the fees and disbursements of their respective counsel and accountants.

         6. INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "BLUE SKY APPLICATION") or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each of the Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
         Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky Application or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement, the Prospectus or any amendment thereof or supplement thereto or in any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein. Notwithstanding the foregoing, the liability of each Selling Stockholder pursuant to the provisions of this Section 6(b) shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses to such Selling Stockholder, from the sale of the Shares sold by the Selling Stockholder hereunder. This indemnity agreement will be in addition to any liability which such Selling Stockholder may otherwise have.

                  (c) Each Underwriter agrees to indemnify and hold harmless the Company, the Selling Stockholders and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein; provided, however, that the obligation of each Underwriter to indemnify the Company or the Selling Stockholders (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter.

                  (d) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6(a), 6(b) or 6(c) shall be available to any party who shall fail to give notice as provided in this Section 6(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

         7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 6(a), 6(b) or 6(c) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, (i) no Underwriter (except as may be provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the amount by which the total price at which the shares underwritten by it and distributed to the public were offered to the public exceeds the amount of damages which such underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission; and (ii) no Selling Stockholders shall be required to contribute any amount in excess of the aggregate net proceeds of the sale of Shares received by such Selling Stockholders. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Stockholder, within the meaning of the
Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or any Selling Stockholder, as the case may be. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 7. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter's obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint.

         8. TERMINATION.

                  (a) This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company and the Selling

         Stockholders at any time at or before a Closing Date in the absolute discretion of the Representatives if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Representatives, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the judgment of the Representatives, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

                  (b) If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Stockholders shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or a Selling Stockholder, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Stockholders or to the other Underwriters for damages occasioned by its failure or refusal.

         9. SUBSTITUTION OF UNDERWRITERS. If any Underwriter shall default in its obligation to purchase on any Closing Date the Shares agreed to be purchased hereunder on such Closing Date, the Representatives shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Shares on the terms contained herein. If, however, the Representatives shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms. If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of Shares which remains unpurchased on such Closing Date does not exceed one-eleventh of the aggregate number of all the Shares that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

         If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at such date, then this Agreement, or, with respect to the Option Shares Closing Date, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Option Shares to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company or the Selling Stockholders, and without liability on the part of the Company or the Selling Stockholders, except as provided in Sections 5(b), 6, 7 and 8. The provisions of this Section 9 shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. The term "UNDERWRITER" as used in this Agreement shall include any person substituted under this
Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         10. MISCELLANEOUS. The respective agreements, representations, warranties, indemnities and other statements of the Company, Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or the Selling Stockholders or any of their respective officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares. In addition, the provisions of Sections 5(b), 6, 7 and 8 shall survive the termination or cancellation of this Agreement.

         This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the

Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "SUCCESSORS AND ASSIGNS" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

         All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing,
(a) if to the Representatives, c/o CIBC World Markets Corp., 417 5th Avenue, 2nd Floor, New York, New York 10016 Attention: _____________, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Attention: Jerome L. Coben and Jonathan Friedman, and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement with a copy to (i) Berman Rennert Vogel & Mandler, P.A., 100 Southeast Second Street, Suite 2900, Miami, Florida 33131, Attention: Charles Rennert and (ii) Akerman Senterfitt, One Southeast Third Avenue, 28th Floor, Miami, Florida 33131-1714, Attention:
Bradley Houser, and (c) if to the Selling Stockholders to __________ with a copy to __________.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among us.

                                       Very truly yours,

                                       ODIMO INCORPORATED


                                       By
                                          --------------------------------------
                                          Name:
                                          Title:


                                       SELLING STOCKHOLDERS


                                       By
                                          --------------------------------------
                                          Name:
                                          Title: As Attorney-in-Fact acting on
                                                 behalf of each of the Selling
                                                 Stockholders named in Schedule
                                                 II to this Agreement

Confirmed:

CIBC WORLD MARKETS CORP.
Oppenheimer & Co. Inc.


------------------------------------------

Acting severally on behalf of itself
and as Representative of the several
Underwriters named in Schedule I annexed hereto.

By CIBC WORLD MARKETS CORP.


By
   ----------------------------------------
   Name:
   Title:

                                   SCHEDULE I




                                                                                       Number of
                                                           Number of                  Firm Shares
                                                          Firm Shares            to Be Purchased from
                                                      to Be Purchased from            the Selling
Name                                                      the Company                Stockholders
----                                                  --------------------        -------------------

CIBC World Markets Corp.
Oppenheimer & Co. Inc.
-----------------------------------









                                                     -----------------------------------------------

                                      Total




                                   Sch I - 1

                                   SCHEDULE II



                                                            Number of
                                                          Firm Shares to
Name of Selling Stockholder                                  be Sold
---------------------------                                 --------
GSI Commerce Solutions, Inc.
Ron Daniels
Frank Girnun
Neeraj Gupta
Robert Lang
Hans Sternberg
Quentin Schultz
Marc Ross





                                                        -------------

                                    Total




                                   Sch II - 1

                                  SCHEDULE III

                               Lock-up Signatories

Alan Lipton
Sidney Feltenstein
Eric Hippeau
Lior Levine
Stanley Stern
Steven Tishman
Robert Voss
Philippe Laub
Amerisa Kornblum
Jeff Kornblum
George Grous
Lenorth Holdings SA
GSI Commerce Solutions, Inc.
Softbank Capital Partners LP
Softbank Capital LP
Softbank Capital Advisors Fund LP
STI Ventures N.V.
SDG Marketing Inc.
Neeraj Gupta
Sachin Gupta
Beny Steinmetz
Daniel Steinmetz
Nir Livnat
Ron Daniels
Frank Girnun
Robert Lang
Hans Sternberg
Quentin Schultz
Aamba Ma Family Trust
AMC BVBA Beechdrop Inc.
Data Investments LLC
Eliaz Diamonds
ePartners
SBSweden
Hope of Africa
Jewel XS
Lipton Partnership 2



                                   Sch III - 1

                                                                       Exhibit A


                            FORM OF LOCK-UP AGREEMENT



                                            _____, 2005

CIBC World Markets Corp.
     As Representative of the several Underwriters
     c/o CIBC World Markets Corp.
     CIBC World Markets Tower
     World Financial Center
     200 Liberty Street
     New York, New York 10281

                  Re:      PUBLIC OFFERING OF COMMON STOCK OF ODIMO INCORPORATED

Ladies and Gentlemen:

         The undersigned acknowledges that CIBC World Markets Corp., as representative of the several underwriters (the "UNDERWRITERS"), proposes to enter into an Underwriting Agreement (the "UNDERWRITING Agreement") with Odimo Incorporated, a Delaware corporation (the "COMPANY"), providing for the purchase by the Underwriters of shares (the "SHARES") of common stock of the Company, par value $0.001 per share (the "COMMON STOCK"). The undersigned further understands that the Company filed a Registration Statement on Form S-1 (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "COMMISSION") on July 16, 2004, for the registration of the Shares of Common Stock (including the Shares subject to an over-allotment option on the part of the Underwriters) that the Company intends to sell in an initial public offering (the "OFFERING").

         In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the Offering, the undersigned irrevocably agrees, for the benefit of the Company and the Underwriters, that, without the prior written consent of CIBC World Markets Corp., the undersigned will not (and will not announce or disclose any intention to) for a period of 180 days subsequent to the date of the Underwriting Agreement, directly or indirectly,

         o offer, sell, assign, transfer, pledge, encumber, agree or contract to sell, grant an option to purchase or enter into any transaction or device that is designed to, or could reasonably be expected to, result in the disposition by any person at any time in the future of, or

         o enter into any swap, derivative or transaction or other arrangement that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of, any shares of Common Stock, any option, right or warrant to purchase shares of Common Stock or any securities convertible into or exchangeable for Common Stock (collectively, the "RESTRICTED SECURITIES"), that may be deemed to be beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired. These restrictions do not extend to any Shares to be sold to the Underwriters in the Offering, or pledged as collateral or transferred as a gift or gifts (provided that any pledgee or donee thereof agrees in writing to be bound by the terms hereof). In addition, the undersigned agrees that, without the prior written consent of CIBC World Markets Corp., the undersigned will not, during the period commencing on the date hereof and ending 180 days after the execution of the Underwriting Agreement, make any demand for or exercise any right with respect to, the registration of any Restricted Securities.

         The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of any Restricted Securities if such transfer would constitute a violation or breach of this agreement.

         The undersigned, whether or not participating in the Offering, understands that the Company and the Underwriters will proceed with the Offering in reliance upon the representations set forth in this agreement, and that, upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement. This agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

         Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters. In any event, this agreement shall terminate if the Offering has not been consummated prior to March 31, 2005.


                                       Very truly yours,



                                       -----------------------------------------
                                                    Signature


                                       -----------------------------------------
                                       Print Name and Title (if applicable)

                                                                       Exhibit B

                            FORM OF CUSTODY AGREEMENT
                       for sale of shares of common stock,
                par value $0.001 per share, of Odimo Incorporated


Berman Rennert Vogel & Mandler, P.A. (the "CUSTODIAN")
100 Southeast Second Street, Suite 2900
Miami, Florida 33131
Attention:  Charles Rennert

Ladies and Gentlemen:

         There are delivered to you herewith certificate(s) representing shares of common stock, par value $0.001 per share ("COMMON STOCK"), and shares of preferred stock, par value $0.001 per share, consisting of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (such preferred stock, collectively the "PREFERRED STOCK") of Odimo Incorporated, a Delaware corporation (the "COMPANY"), as set forth at the end of this letter on the page entitled "CERTIFICATE(S) DEPOSITED." Each of the certificates so delivered is accompanied by an executed assignment form duly endorsed for transfer and is in negotiable form bearing the signature of the undersigned guaranteed by a commercial bank or trust company having an office or a correspondent in New York City, New York or by a member firm of the New York, American or Pacific Stock Exchange. The certificate(s) are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement (this "CUSTODY AGREEMENT").

         If the undersigned is (i) acting as trustee or in any fiduciary or representative capacity, the undersigned has also delivered duly certified copies of each trust agreement, will, letters testamentary or other instrument pursuant to which the undersigned is authorized to act on behalf of the Selling Stockholder (as defined herein); (ii) a corporation, the undersigned has also delivered duly certified resolutions of its board of directors authorizing it to enter into this Custody Agreement, the Underwriting Agreement (as defined herein) and the Power of Attorney (as defined herein) and duly certified copies of such corporation's bylaws, certificate of incorporation or other organizational documents; or (iii) a partnership, the undersigned has also delivered extracts of any applicable provisions of its partnership agreement (and applicable provisions of the organizational documents or partnership agreement(s) of the general partner(s) of such partnership) authorizing such partnership to enter into this Custody Agreement, the Underwriting Agreement and the Power of Attorney.

         The undersigned agrees to deliver such additional documentation as you, the Attorneys (as defined herein), the Company or the Representatives (as defined herein) or any of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof or of the Power of Attorney or the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

         Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed a power of attorney (the "POWER OF ATTORNEY") irrevocably appointing __________ and _______________, each with full power and authority to act alone in any matter thereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually, an "ATTORNEY" and collectively, the "ATTORNEYS"), with full power and authority in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the sale of the Common Stock by the undersigned including, but not limited to entering into and performing an underwriting agreement (the "UNDERWRITING AGREEMENT") among the Company, certain stockholders of the Company including the undersigned (collectively, the "SELLING STOCKHOLDERS"), and CIBC World Markets Corp. and Oppenheimer & Co. Inc., as representatives (the "REPRESENTATIVES") of the several underwriters to be named in Schedule I to the Underwriting Agreement (the "UNDERWRITERS"). The total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of the Preferred Stock) to be sold by the undersigned to the Underwriters and set forth opposite the name of the undersigned in
Schedule II to the Underwriting Agreement is hereinafter referred to as the "SHARES."

         You are authorized and directed to hold the certificate(s) deposited with you hereunder in your custody and, subject to the instructions of the Attorneys, (i) to take all necessary action to cause the Shares to be transferred on the books of the Company into such names as the Representatives, on behalf of the several Underwriters, shall have instructed, including surrendering the certificate(s) representing the Shares to the transfer agent for the Common Stock for cancellation, in exchange for new certificate(s) for shares of Common Stock registered in such names and in such denominations as the Representatives shall have instructed; (ii) to deliver such new certificate(s) to the Representatives, for the accounts of the several Underwriters, against payment for such Shares at the purchase price per Share specified in the Underwriting Agreement and to give receipt for such payment; (iii) to deposit the same to your account as Custodian and draw upon such account to pay such transfer taxes, if any, payable in connection with the transfer of the Shares to the Underwriters ("TRANSFER TAXES") as you may be instructed to pay by the Attorneys; (iv) to transmit to the undersigned in the manner set forth under "Manner of Payment" below, within 24 hours of receiving instructions from the Attorneys to do so, the excess, if any (the "NET PROCEEDS"), of the amount received by you as payment for the Shares over the Transfer Taxes, if any. The amount of such Net Proceeds is to be paid in the manner requested by the undersigned at the end of this Custody Agreement or in such manner as you, in accordance with the terms hereof, shall deem appropriate. Upon receipt of instructions from the Attorneys, you shall also return to the undersigned new certificate(s) representing the excess, if any, of the number of shares of Common Stock represented by the certificate(s) deposited with you hereunder over the number of Shares sold by the undersigned to the Underwriters.

         Under the terms of the Power of Attorney, the authority conferred thereby is granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Company and the other Selling Stockholders (as defined in the Underwriting Agreement) and is irrevocable and not subject to withdrawal or termination by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the merger, consolidation, dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an "EVENT"). Accordingly, the certificate(s) deposited with you hereunder and this Custody Agreement and your authority hereunder are subject to and in consideration of the interests of the several Underwriters, the Company, the Attorneys and the other Selling Stockholders, and this Custody Agreement and your authority hereunder are irrevocable and are not subject to withdrawal or termination by the occurrence of any Event. If an Event shall occur after the execution hereof but before the delivery of the Shares to the Underwriters, then certificate(s) representing such Shares will be delivered by you to the Underwriters on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement and any actions taken by you pursuant to this Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not you, the Attorneys, the Underwriters or any one of them, shall have received notice of such Event.

         Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to ___________, 2005, then, upon the written request of the undersigned to you (accompanied by written notice of termination of the Power of Attorney addressed to each of the Attorneys) on or after that date, you are to return to the undersigned, all certificate(s), together with any stock powers, delivered herewith.

         Until payment of the purchase price for the Shares has been made to you by or for the account of the several Underwriters, the undersigned shall remain the owner of all shares of Common Stock represented by the certificate(s) deposited with you hereunder and shall have the right to vote such shares and all other securities, if any, represented by such certificate(s) and to receive all dividends and distributions thereon, except the right to retain custody and dispose of such shares, which is subject to the rights of the Custodian under this Custody Agreement, the Attorneys under the Power of Attorney and the Underwriters under the Underwriting Agreement. The Underwriters shall not acquire the power or the right to direct the investment of the Shares by virtue of this Custody Agreement until the consideration therefor is paid pursuant to the Underwriting Agreement.

         You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys, or any one of them. Any Attorney has the authority to instruct you on irregularities or discrepancies in the certificates representing shares of Common Stock and any accompanying documents.

         In taking any action requested or directed by the Representatives under the terms of this Custody Agreement, you will be entitled to rely upon a writing signed by a Vice President, Senior Vice President, Managing Director, Counsel, Assistant General Counsel or General Counsel of CIBC World Markets Corp.

         It is understood that you assume no responsibility or liability to any person other than to deal with the certificate(s) deposited with you hereunder and the proceeds from the sale of all or a portion of the securities represented thereby in accordance with the provisions of this Custody Agreement. The undersigned agrees to indemnify you for and to hold you free from and harmless against any and all loss, claim, damage, liability or expense incurred by you arising out of or in connection with acting as Custodian hereunder, as well as the cost and expense of defending against any claim of liability hereunder, which is not due to your own gross negligence or willful misconduct.

         The representations and warranties of the undersigned set forth in the Underwriting Agreement are hereby incorporated by reference herein and the undersigned represents and warrants that such representations and warranties are true and correct on the date hereof as if made on the date hereof. The representations, warranties and agreements contained herein, as well as those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, you, the other Selling Stockholders, the Attorneys, the Company, Berman, Rennert, Vogel & Mandler, P.A., Akerman Senterfitt, the Underwriters and Skadden, Arps, Slate, Meagher & Flom LLP and their representatives, agents and counsel. These representations, warranties and agreements shall remain operative and in full force and effect, and shall survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the persons listed in the preceding sentence, (ii) acceptance of the Shares and payment for them under the Underwriting Agreement and (iii) termination of this Custody Agreement.

         This Custody Agreement shall be binding upon the undersigned and the heirs, legal representatives, distributees, successors and assigns of the undersigned.

         This Custody Agreement may be signed in counterparts which together shall constitute one and the same agreement.

         This Custody Agreement shall be governed by the laws of the State of New York.

         Please acknowledge your acceptance hereof as Custodian, and receipt of the certificate(s) deposited with you hereunder, by executing and returning the enclosed copy hereof to the undersigned in care of _______ and __________.

Dated:                           ,
       -------------------------   ----

                                          Very truly yours,


                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

Print Name(s) and Address of  Selling
Stockholder(s) and Name and Title of
any Person Signing as Agent or
Fiduciary:


----------------------------------------

----------------------------------------

----------------------------------------

----------------------------------------

Taxpayer I.D.: ___________________
Telephone:     ___________________

Instruction: If you are an individual and are married, your spouse is required to complete this form:


                                 SPOUSAL CONSENT


         I am the spouse of ____________________ . On behalf of myself, my heirs and legatees, I hereby join in and consent to the terms of the foregoing Custody Agreement and agree to the sale of the shares of Common Stock of Odimo Incorporated, registered in the name of my spouse or otherwise registered, which my spouse proposes to sell pursuant to the Underwriting Agreement (as defined therein).

 Dated:                                 , 2005
        --------------------------------


                                                --------------------------------
                                                     (Signature of Spouse)

Instruction: Complete each column as to certificate(s) to be deposited with the Custodian.


                            CERTIFICATE(S) DEPOSITED


         Stock                                       Maximum Number of Shares
         Certificate                                 of Common Stock To Be Sold
         No.                                         from Certificate









                                                     --------------------------



TOTAL:

Instruction: Indicate how you wish to receive payment for the shares of Common Stock sold to the Underwriters. Please note that if you are selling shares of Common Stock registered in the name of a corporation or other association or a trust, payment will be made only to the corporation or other association or trust. A wire transfer can be made only to an account standing in exactly the same name as the person or entity, including the corporation or other association or trust, that is the registered owner of the Common Stock being sold.

         MANNER OF PAYMENT

         I request that payment of the net proceeds from the sale of the shares of Common Stock of the Company to be sold by me pursuant to the Underwriting Agreement be made in the following manner (CHECK ONE):

[ ]     CHECK made payable to: ____________________________
        to be sent to the following address:

        ------------------------------------

        ------------------------------------

        ------------------------------------


      Phone:  (    ) _______________________


      Please send by (check one):

      [ ]         First class mail
      [ ]         Federal Express
                  Federal Express account number: ____________________________

      [ ] or transfer to the following account:

      Account No.: ___________________________

      Bank____________________________________   (See attached wire transfer
                        (name)                            instructions)

      ________________________________________
                        (address)
      ABA No._________________________________

      Phone:  (    ) _________________________

[ ]   Other (please specify)

      ________________________________________

                     CUSTODIAN'S ACKNOWLEDGMENT AND RECEIPT


         _____________, as Custodian, acknowledges acceptance of the duties of the Custodian under the foregoing Custody Agreement and receipt of the certificate(s) referred therein.

Dated:                         ,
       ------------------------  ------

                                           [Custodian]


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:














                      DO NOT DETACH FROM CUSTODY AGREEMENT

                                                                       Exhibit C

                              SELLING STOCKHOLDERS'
                          IRREVOCABLE POWER OF ATTORNEY
                       for sale of shares of common stock,
                par value $0.001 per share, of Odimo Incorporated



[name of Attorney 1]
[name of Attorney 2]
[Address]

Ladies and Gentlemen:

                  The undersigned stockholder and certain other holders of common and preferred stock of Odimo Incorporated, a Delaware corporation (the "COMPANY") (such holders and the undersigned being hereinafter sometimes collectively referred to as the "Selling Stockholders"), propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with the Company, and CIBC World Markets Corp. and Oppenheimer & Co. Inc., as representatives (the "REPRESENTATIVES") of the several underwriters to be named in Schedule I to the Underwriting Agreement (the "UNDERWRITERS"). The Selling Stockholders propose to sell to the Underwriters pursuant to the Underwriting Agreement certain authorized and issued shares of the common stock, par value $0.001 per share, of the Company (the "COMMON STOCK") owned by them. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Common Stock and no assurance that the Underwriting Agreement will be entered into by the Company or the Underwriters.

                  The undersigned hereby irrevocably constitutes and appoints __________ and __________ each with full power and authority to act alone in any matter hereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually an "ATTORNEY" and collectively the "ATTORNEYS"), with full power and authority in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the sale of Common Stock by the undersigned including, but not limited to, the power and authority on behalf of the undersigned to take any and all of the following actions:

                  1. To sell, assign, transfer and deliver to the several Underwriters up to the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of the Preferred Stock, as defined in the Custody Agreement) set forth on the signature page hereof, such shares of Common Stock to be represented by certificate(s) deposited by the undersigned pursuant to the Custody Agreement (the "CUSTODY AGREEMENT") between the undersigned and Berman Rennert Vogel & Mandler, P.A., as Custodian (the "CUSTODIAN"), at a purchase price per share, after deducting underwriting discounts and commissions, to be paid by the Underwriters, as the Attorneys, in their sole discretion, shall determine, but at the same price per share at which the Company and all other Selling Stockholders (as defined in the Underwriting Agreement) sell Common Stock to the Underwriters;

                  2. To determine the number of shares of Common Stock to be sold by the undersigned to the Underwriters, which numbers shall be no greater but may be fewer than the corresponding numbers set forth on the signature page hereof (such total number of shares of Common Stock as is finally determined by the Attorneys and set forth opposite the name of the undersigned in Schedule II to the Underwriting Agreement is hereinafter referred to as the "SHARES");

                  3. To execute, deliver and perform the Underwriting Agreement in customary form with such customary representations, warranties and covenant as the Attorneys, in their sole discretion, may deem appropriate, with full power to make such amendments to the Underwriting Agreement as the Attorneys, in their sole discretion, may deem advisable;

                  4. On behalf of the undersigned, to make the representations and warranties and enter into the agreements contained in the Underwriting Agreement (including, without limitation, entering into the "lock-up" agreements);

                  5. (a) To instruct the Custodian on all matters pertaining to the sale of the Shares and the delivery of certificates therefor, including: (i) the transfer of the Shares on the books of the Company in order to effect the sale of the Shares (including designating the name or names in which new certificate(s) for Shares are to be issued and the denominations thereof), (ii) the delivery to or for the account of the Underwriters of the certificate(s) for the Shares against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment, out of the proceeds (net of underwriting discounts and commissions) from the sale of the Shares by the undersigned to the Underwriters, of any expense incurred in accordance with paragraph 6 which is not payable by the Company and any transfer taxes payable in connection with the transfer of the Shares to the Underwriters ("TRANSFER TAXES") and (iv) the transmission to the undersigned of the proceeds, if any, from the sale of the Shares (after deducting all amounts payable by the undersigned pursuant to clause (iii) above) and the return to the undersigned, of new certificate(s) representing the excess, if any, of the number of shares of Common Stock represented by certificate(s) deposited with the Custodian over the number of Shares sold to the Underwriters; and (b) to amend the Custody Agreement and any related documents in such manner as the Attorneys may determine to be not materially adverse to the undersigned.

                  6. To incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of the Shares and to determine the amount of any Transfer Taxes;

                  7. To amend, modify, supplement or waive any term or provision of, the Amended and Restated Stockholders' Agreement dated as of March 30, 2004 by and among Odimo Incorporated and the stockholders party thereto (the "STOCKHOLDERS' AGREEMENT") and any related documents in such manner as the Attorneys may determine to be necessary or desirable in connection with the consummation of the transactions contemplated by the Underwriting Agreement, the Custody Agreement and this Power of Attorney;

                  8. To take any and all steps deemed necessary or desirable by the Attorneys in connection with the registration of the Shares under the Securities Act of 1933, as amended (the "ACT"), the Securities Exchange Act of 1934, as amended, and the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving, making or filing of such undertakings, consents to service of process and representations and agreements and the taking of such other steps as the Attorneys may deem necessary or desirable;

                  9. To retain legal counsel to represent the undersigned in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

                  10. To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, communications with the Securities and Exchange Commission, state securities commissions and the National Association of Securities Dealers, Inc. ("NASD"), and in general to do all things and to take all actions which the Attorneys, in their sole discretion, may consider necessary or desirable in connection with the sale of Shares to the Underwriters and the public offering thereof, as fully as could the undersigned if personally present and acting;

                  11. If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate(s) representing the Shares, or a stock power or powers attached to such certificate(s); and

                  12. To sign such other certificates, documents and agreements and take any and all other actions as the Attorneys may deem necessary or desirable in connection with the consummation of the transactions contemplated by the Underwriting Agreement, the Custody Agreement and this Power of Attorney.

                  Each Attorney may act alone in exercising the rights and powers conferred on the Attorneys in this Power of Attorney, and the act of any Attorney shall be the act of the Attorneys. Each Attorney is hereby empowered to determine in his or her sole discretion the time or times when, the purpose for and the manner in which any power herein conferred upon him or her shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him or her pursuant hereto.

                  The undersigned acknowledges receipt of a copy of Amendment No. ___ to the Registration Statement on Form S-1 (the "REGISTRATION STATEMENT") relating to the offering of the Shares and the other shares of Common Stock (together, the "OFFERED SHARES") to be sold by the Selling Stockholders and a copy of the draft form of the Underwriting Agreement dated _________, 2005. The undersigned has reviewed the Registration Statement and the form of the Underwriting Agreement and understands the obligations and agreements of the undersigned set forth in the Underwriting Agreement. All representations and warranties of the Selling Stockholders in the Underwriting Agreement with respect to the undersigned will be as of the date of the execution of the Underwriting Agreement and the Closing Dates (as determined in accordance with the Underwriting Agreement), true and correct. All such representations and warranties will, as provided in the Underwriting Agreement, survive the termination of the Underwriting Agreement and the delivery of and payment for the Shares.

                  Upon the execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the Selling Stockholders, the undersigned agrees to be bound by and to perform each and every covenant and agreement contained therein of the undersigned as a Selling Stockholder.

                  The undersigned agrees, if so requested, to provide an opinion of counsel, addressed to Berman Rennert Vogel & Mandler, P.A. ("BRVM"), which opinion shall expressly permit reliance thereon by BRVM, setting forth such matters as BRVM may reasonably request in rendering its opinion pursuant to the Underwriting Agreement and such other documentation as the Attorneys, the Company, the Representatives or any of their respective counsel may request to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

                  This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Company and the other Selling Stockholders who may become parties to the Underwriting Agreement, and for the purposes of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney.

                  This Power of Attorney is an agency coupled with an interest and all authority conferred hereby shall be irrevocable, and shall not be withdrawn or terminated by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the merger, consolidation, dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an "EVENT"). If an Event shall occur after the execution hereof but before completion of the transactions contemplated by the Underwriting Agreement or this Power of Attorney, then certificate(s) representing the Shares will be delivered to the Underwriters by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement and any actions taken hereunder by the Attorneys shall be as valid as if such Event had not occurred regardless of whether or not the Custodian, the Attorneys, the Underwriters, or any one of them, shall have received notice of such Event.

                  Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to _________, 2005, then, upon the written notice of the undersigned on or after that date to the Attorneys, this Power of Attorney shall terminate subject, however, to all lawful action done or performed pursuant hereto prior to the receipt of actual notice.

                  It is understood that the Attorneys assume no responsibility or liability to any person other than to deal with the certificate(s) for shares of Common Stock deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Attorneys make no representations with respect to and shall have no responsibility for the Registration Statement or the Prospectus nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys' own gross negligence or willful misconduct. The undersigned agrees to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as Attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, which is not due to the Attorneys' own gross negligence or willful misconduct. The undersigned agrees that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel.

                  It is understood that the purchase price per share of Common Stock to be paid in connection with the offering contemplated by the Prospectus and the Underwriting Agreement could be higher or lower than the estimated price per share indicated in the Registration Statement.

                  It is understood that the Attorneys shall serve entirely without compensation.

                  This Power of Attorney shall be binding upon the undersigned and the heirs, legal representatives, distributees, successors and assigns of the undersigned.

                  This Power of Attorney shall be governed by the laws of the State of New York without regard to the conflicts of laws principles thereof.

Witness the due execution of the foregoing Power of Attorney as of the date written below.

Maximum Number of Shares of
Common Stock to be Sold by Selling
Stockholders(s):

------------------------------


                                      Very truly yours,



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:



DATED:                         , 2005
       ------------------------
Print Name and Address of Selling
Stockholder(s) and Name and Title of any Person
Signing as Agent or Fiduciary:


--------------------------------------------------

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------

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Telephone:  (     ) ________________________

Facsimile:  (     ) ________________________

         ACKNOWLEDGMENT

State of                   )
                           )   ss.
County of                  )


                  On this the _____ day of ________ ______ before me personally appeared _____________________________ who acknowledged the signing of the foregoing instrument and that the same is the free act and deed of such person (and if such person is signing on behalf of a corporation, partnership or trust that the same is the free act and deed of such corporation, partnership or trust and that such person is duly authorized to sign the foregoing instrument).

                  WITNESS my hand and official seal.




                                  Notary's Signature